NuGen Holdings, Inc.
Regulation S Subscription Agreement

SECTION 1

1.1           Subscription.   The undersigned, ______ intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase ______ shares (“Shares”) of common stock of NuGen Holdings, Inc., a Delaware corporation (the "Company") in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) for the number of shares of common stock indicated below.

The undersigned understands that the securities are being offered and issued by the Company in connection with a private transaction exempt from the registration requirements of the Securities Act for the offer and sale of an aggregate of 7,812,500 shares, or gross proceeds of $1,250,000.

1.2           Purchase of Shares.  The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares be ____________________ US Dollars ($______), or $0.16 per share.  Simultaneous with the execution and delivery of this Agreement, the undersigned shall deliver to the Company the aforementioned purchase price by wire transfer of immediately available funds as follows:

Name of Bank:	Bank of Texas
Account Name:	NuGen Holdings, Inc.
Bank Address;	1401 McKinney, Houston, TX
Account	8092216236
ABA	111014325

1.3           Acceptance or Rejection.

(a)           The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

(b)           The undersigned understands and agrees that its subscription for the Shares is irrevocable and upon acceptance by the Company, the Company shall have the full use and right to the purchase price remitted by the undersigned.

(c)           In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

SECTION 2

2.1           Closing.  The closing (the "Closing") of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement. Simultaneous with the execution and delivery of this Agreement, the undersigned shall deliver a Proxy, in the form of Exhibit A, and a Lock-Up Agreement, in the form of Exhibit B.  The undersigned acknowledges and represents the execution and delivery of the (i) Proxy means that the undersigned relinquishes all voting rights to the Shares and (ii) Lock-Up Agreement means that the undersigned shall not be entitled to sell or dispose of the Shares for 9 months from the Closing.

SECTION 3

3.1          Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the undersigned is subscribing or any part of the Shares.

(b)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)           The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by persons previously not known to the undersigned.

(d)           The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)           The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Shares.

(f)           The undersigned acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)    The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(ii)   The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)       The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.  The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

(iv)       The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(g)           The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(h)           No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

(i)             Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The undersigned will not offer to sell or sell the Shares in any jurisdiction unless the undersigned obtains all required consents, if any.

(j)            The undersigned understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Shares.  In this regard, the undersigned represents, warrants and agrees that:

1.     The undersigned is not an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

•	any natural person resident in the United States of America;

•	any partnership or corporation organized or incorporated under the laws of the United States of America;

•	any estate of which any executor or administrator is a U.S. person;

•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States of America;

•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•	any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.    At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

3.    The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4.     The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.    The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.    Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the undersigned and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

7.    The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

8.    Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

9.    Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)     “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)     “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.  The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section.

(k)          The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including without limitation the Risk Factors provided for therein as well as the registration statement filed by the Company to which the Company received significant comments from the SEC.

(l)           The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(m)         The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(n)          The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.

(o)          The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company is correct and complete as of the date hereof.

(p)          Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(q)          The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(r)           The undersigned understands that the price of the Shares offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.  The undersigned further understands that there is a substantial risk of further dilution on his or its investment in the Company.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1          Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2           Authority.   The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3          Exemption from Registration; Valid Issuances.  The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.5           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with  the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.6           No Integrated Offering.   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

4.7           No Misleading or Untrue Communication.   The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Shares, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

SECTION 5

5.1           Indemnity.    The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3           Notices.  Any notice, demand or other communication which any  party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may  be facsimiles.

5.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.

5.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

5.9          Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the __day of _________ 20__.

Amount of Investment:

$_______

INDIVIDUAL INVESTOR:

________________________
Name: ________

PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

Taxpayer Identification Number:_____________

ACCEPTANCE OF SUBSCRIPTION
(to be filed out only by the Company)

The Company hereby accepts the above application of $_______ for subscription for _________ shares on behalf of the Company.

Dated: __________, __20__

By: ______________________________
Name: Henry Toh
Title: Vice Chairman, Executive Vice President of Corporate Development

Appendix A

Wiring Instructions

For Payment of Purchase Price

The following are the wire instructions for the account into which the payment of the purchase price for the Shares subscribed for should be wired.

Name of Bank:	Bank of Texas

Account Name:	NuGen Holdings, Inc.

Bank Address:	1401 McKinney, Houston, TX

Account Number:	8092216236

ABA Number:	111014325

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

Exhibit A

 Irrevocable Proxy

The undersigned stockholder of NuGen Holdings, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Eric Takamura the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to (i) the outstanding shares of Company common stock owned of record by the undersigned as of the date of this proxy, and (ii) any and all other shares of Company common stock or other securities which the undersigned may acquire on or after the date hereof. The shares of the Company Common Stock referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to in this proxy as the “Shares”. Upon the execution hereof, any prior proxies given by the undersigned with respect to any of the Shares are hereby revoked and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable and is coupled with an interest. This proxy shall remain in full force and effect to the fullest extent permitted by law.

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Shares at any meeting of the stockholders of the Company, however called, and in any action by written consent of the stockholders of the Company.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned, including any transferee of any of the Shares. If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest extent possible, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

IN WITNESS WHEREOF, the undersigned has executed this irrevocable proxy as of the ___ day of ________, 20__.

_______________________________
_________________

Exhibit B

NUGEN HOLDINGS, INC.

The undersigned hereby agrees that for a period commencing on the date hereof and expiring 9 months (the “Lock-Up Period”), he or she will not, directly or indirectly, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of NuGen Holdings, Inc. (“NuGen”), including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the “Securities”).

Notwithstanding anything contained herein to the contrary, the undersigned shall be permitted to transfer Securities to (i) the parents, grandparents, brothers, sisters, descendants (whether natural or adopted) and spouse of the undersigned; (ii) any trust created solely for the benefit of any individual described in clauses (i) above; (iii) any executor or administrator for any of the individuals or their respective estates described in clauses (i) and (ii) above; (iv) any partnership or limited liability company solely of the individuals described in clauses (i) through (iii) above; (v) any tax exempt corporate foundation created by any of the persons or entities described in clauses (i) through (iv) above exclusively engaged in charitable purposes or a tax exempt corporation; and (vi) any corporation or other entity all of the share capital or other equity interests are owned solely by the undersigned and/or any of the individuals described in clause (i) above, provided that, in all cases, the transferee shall hold such Securities subject to all of the terms and conditions of this agreement, and shall, as a condition of receiving such Securities, execute and deliver documentation requested by NuGen confirming that they shall be bound by this agreement

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the NuGen’s securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated:  ________ __, 20__

______________________
Name: ______
Number of Shares: ________

Schedule

Subscriber's Name	Number of Shares	Purchase Price

Zhang Tao	3,000,000	$480,000
Zhang Chen	1,250,000	$200,000
Wang Bao Ru	1,250,000	$200,000
Zhou Qun	412,500	$66,000